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Exhibit Number (a)(8)
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FORM OF PERSONNEL OPTION STATUS REPORT

OPTIONEE STATEMENT                                         THE JUDGE GROUP, INC.
                            Exercisable as of (Date)

(Optionee Name)
(Optionee Address)

SSN (Optionee SS#)

----------------------------------------------------------------------------------------------------------------------
   Grant Date       Expiration     Options     Option      Options         Options Vested          Net Value of
                       Date        Granted      Price    Outstanding                             Vested Options at
                                                                                                  $(currentprice)
----------------------------------------------------------------------------------------------------------------------
    (date1)         (date1+10)       (#1)        ($)         (#)            (#)   Current                 ($)
----------------------------------------------------------------------------------------------------------------------
                                                                            (#)   On (date+)
----------------------------------------------------------------------------------------------------------------------
    (date2)         (date2+10)       (#2)        ($)         (#)            (#)   Current                 ($)
----------------------------------------------------------------------------------------------------------------------
                                                                            (#)   On (date+)
----------------------------------------------------------------------------------------------------------------------
    (date3)         (date3+10)       (#3)        ($)         (#)            (#)   Current                 ($)
----------------------------------------------------------------------------------------------------------------------
                                                                            (#)   On (date+)
----------------------------------------------------------------------------------------------------------------------
TOTALS                             (total)                 (total)       (total)                          ($)
----------------------------------------------------------------------------------------------------------------------









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